                             STAAR Investment Trust

                                  Annual Report
                      January 1, 2007 to December 31, 2007

 This Report is not authorized for distribution to prospective investors unless preceded or accompanied by a STAAR Investment Trust prospectus. Please contact
    1-800-332-7738 PIN 3370 for a current copy of the prospectus. Review the prospectus carefully before investing.

                              604 McKnight Park Dr.
                              Pittsburgh, PA 15237
                                  412-367-9076
                                Fax 412-367-9141
                          Web Site: www.staarfunds.com
                            Email: staarbase@aol.com

LETTER TO SHAREHOLDERS

February 26, 2008

Dear Shareholders:

     2007 saw below average gains for domestic stock markets while overseas markets performed robustly. The last quarter saw increasing concerns about a deteriorating mortgage and housing market. Signs of a slowing economy coupled with recession fears were predominant at the end of the year and moving into 2008.

     So far the first quarter of 2008 has seen the US stock markets enter at least a short-term bear market and the international markets have succumbed to the downward pressures, some on an even sharper level than the US. Concerns have been such that the Federal Reserve has taken aggressive action to lower interest rates and the government has enacted a fiscal stimulus plan. Whether these actions will be enough to prevent recession remains to be seen.

     Our semi-annual report included a chart that showed bull and bear markets since 1957. At that time I questioned how long the bull market that began in 2002 (the bottom of the last bear market) had to run. Now we know the answer and I have adjusted the chart and include it here. Now the question is, how far will this bear market go down before the next bull market begins? See Chart A.

     At this writing the answer is not clear. In the end it will depend on if the economy goes into recession and if it does, how severe?

     If the government's actions and the general resiliency of the economy allow a "soft landing" it is possible that this bear is over or nearly over with a 20-25% drop of the S&P 500 from its 2007 peak of 1576. Because the low of 1270 on 1/25/08 was 19.4% below the peak, one could argue that this is a short-term correction and that it represented a good buying opportunity. However, based on history, if we move into recession, the downside from the peak would be 30%-45% depending on the severity of the contraction. That would be further losses of 10-30% from the recent low.

     If the current downside can be estimated at 10%-30%, we should also look at the upside. Every bear market is followed by a bull, and this will not be an exception. To get back to the peak the S&P 500 would need to rise 24% from the January low. Another bull market is likely to rise on the low side 50%-60% with a typical bull rising over 100%.

     This creates a bit of a quandary for investors. We don't like losing value, yet we know that one of the biggest mistakes investors make historically is being too conservative and failing to buy stocks when the markets are low. Once the markets recover, they can do so swiftly and a too conservative investor can be left on the sidelines.

     It is not the purpose of this letter to give you advice. I simply want to provide some knowledge and I hope some wisdom born of 27 years experience to at least help you put things in perspective.

     At STAAR we are constantly striving to balance opportunity with risk and provide investors with investment vehicles and support that can fit into their overall strategies. In the end no one can offer guarantees or assurance that any one investment vehicle or strategy will work well all of the time. One must use history, knowledge and wisdom to design a strategy appropriate for each individual's personal situation and goals.

     As you review the performance and management discussion for each STAAR Fund, consider how each might best fit your own strategies and needs. As with most fund families we have some very strong funds, some average funds and a couple weaker funds for any given period. And please know that we are diligently looking for ways to improve.

                                    CHART A:

                           50 YEARS OF BULLS AND BEARS
                           July 1957-October 10, 2007

           End of    Total
            Month   Return   Years
           ------   ------   -----
    FROM   Jul-57
BEAR  TO   Dec-57   -14.95%   0.42
 BULL TO   Dec-61   104.61%   4.00
BEAR  TO   Jun-62   -22.28%   0.50
 BULL TO   Jan-66    90.07%   3.59
BEAR  TO   Sep-66   -15.64%   0.66
 BULL TO   Nov-68    52.01%   2.17
BEAR  TO   Jun-70   -29.25%   1.58
 BULL TO   Dec-72    75.58%   2.51
BEAR  TO   Sep-74   -42.63%   1.75
 BULL TO   Dec-76    85.85%   2.25
BEAR  TO   Feb-78   -14.13%   1.16
 BULL TO   Nov-80    86.52%   2.76
BEAR  TO   Sep-81   -13.94%   0.83
 BULL TO   Aug-87   268.29%   5.92
BEAR  TO   Nov-87   -29.53%   0.25
 BULL TO   May-90    71.20%   2.50
BEAR  TO   Oct-90   -14.70%   0.42
 BULL TO   Jun-98   354.80%   7.67
BEAR  TO   Aug-98   -15.37%   0.17
 BULL TO   Aug-00    62.64%   2.00
BEAR  TO   Sep-02   -44.73%   2.08
 BULL TO   Oct-07   108.97%   5.03
BEAR  TO   ?????      ????    ????

     If you ever have any questions or concerns about the STAAR Funds or just want to chat or make a suggestion, please call shareholder services. And if you would like to speak to me personally, just ask for me. If I am unavailable when you call my goal will be to return your call within two business days unless I am out of town. We care about you and value your business greatly.

     On behalf of the Trustees and people of STAAR Financial Advisors, Inc., thank you for your confidence and support.

                                        Sincerely Yours,


                                        J. Andre Weisbrod, Trustee
                                        President, STAAR Financial Advisors,
                                        Inc., Advisor to the Trust


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 1

Perspective & Performance

Indexes used for comparisons are selected as being closest to each Fund's objectives.

ALTCAT (ALTERNATIVE CATEGORIES) FUND (ACF)

A multi-asset global fund of funds that invest in assets that offer opportunities for growth.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

ACF Ending Value: $20,444   S&P 500 Index: $20,535

     We are pleased to report that the AltCat Fund's 14.5.% total return in 2007 exceeded the return of its benchmark index (the S&P 500) by 9 percentage points. The S&P 500 total return for 2007 was 5.5% Among the biggest factors affecting performance in 2007 was to maintain strong international and domestic positions yet at the same time continuing to have a conservative stance by holding a greater percentage of assets in cash equivalents than usual. Since last year, our evaluation of the overall market conditions led us to conclude that the risk factors had increased substantially and caution was warranted.

     This proved wise as volatility increased Both the Russell 2000 small company index and the EAFE international experienced greater volatility with small cap stocks showing greater weakness.

     International markets, natural resources and energy led the way in 2007. Most of our positions performed well with a few exceptions. Eaton Vance Greater Inda Fund (+55.0%), iShares Malaysia (+45.5%), Ivy Pacific Opportunities Fund (+42.4%), Franklin Natural Resources A (+38.9%), Vanguard Energy Fund (+37.0%), and iShares DJ Basic Matrials (+32.2%) were particularly strong.

     Our worst performers included the Muhlenkamp Fund (-9.7%), iShares Russell Mid Cap Value (-1.6%), iShares DJ US Telecom (+1.8%), iShares S&P 500 Value (+1.9%) and iShares Japan (-4.3%),.

     The most significant changes in the portfolio included reduced positions in iShares Russell MidCap Value Fund, iShares Global Tech Sector Fund, and iShares MSCI Malaysia Fund and closed positions in iShares DJ US Pharmaceuticals, iShares SC 600/Barra value Index and iShares GS Networking Fund. New positions were taken and still held at year-end in Powershares DB Commodity Index Tracking Fund, Powershares Wilderhill Clean Energy Fund and Powershares Cleantech Portfolio Fund as well as increased positions in Eaton Vance Grtr India Fund and iShares MSCI EAFE Value Fund.

     Going into 2008, we continued to be concerned about growing risks and the potential for increased volatility. We maintained our cash positions at over 10%. We were concerned that the economy was entering a significant slowdown and problems with debt in the financial services sector as well as the government would increase.

     Our long-term outlook continues to favor a widely diversified approach, realizing that during volatile times opportunities may be at hand. We will try to identify those opportunities representing areas in the global economy that should see increasing demand in the future.

     We are pleased to report that the Altcat Fund is among the top funds in its category and at the end of October was given a five-star rating by Morningstar.

                                                                                                 SINCE
                                                           THREE YR.    FIVE YR.    TEN YR.      PUBLIC        SINCE
                                                              AVG.        AVG.        AVG.     INCEPTION      PRIVATE
TOTAL RETURNS* FOR           LAST    YEAR-TO-                ANNUAL      ANNUAL      ANNUAL    (5/28/97)     INCEPTION
PERIODS ENDING 12/31/07    QUARTER     DATE     ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)      (4/4/96) (1)
-----------------------    -------   --------   --------   ---------   ---------   ---------   ---------   ------------
AltCat Fund (ACF)           -0.01%    14.45%     14.45%      12.66%      15.63%      7.33%       6.87%        12.66%
S&P 500 INDEX               -3.33%     5.49%      5.49%       8.62%      12.83%      5.91%       7.00%         8.89%
MS Large Blend Funds Avg    -2.81%     6.16%      6.16%       8.71%      12.63%      5.92%       6.10%         7.62%

Portfolio Turnover 19.88%   Management waived $.03 per share of fees in 2003.

* Total returns include reinvested dividends and gains. The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 2

GENERAL BOND FUND (GBF)

A high-grade general bond portfolio of US Gov't, Gov't Agency and Investment Grade Corp. Bonds with a flexible average maturity.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

GBF Ending Value: $17,040   Lehman Bros Intermediate Gov't/Credit Index: $19,530

     2007 saw a crisis arise in the mortgage markets with many sub-prime mortgages to less credit-worthy customers going into default. Banks and other lenders have had to write off billions of dollars causing the Federal Reserve to lower interest rates dramatically.

     Prior to this the concern had been inflation, which would have been a force to carry interest rates higher. Therefore, the GBF portfolio average maturities were shortened as the specter of rate increases loomed. But the mortgage crises trumped inflation at least on a short-term basis, which hurt the GBF's performance.

     On the other hand, the GBF portfolio held high quality bonds, the majority in government agency bonds, which did not suffer much from the mortgage market fiasco due to the government backing. The fund did not hold derivatives such as Collateralized Mortgage Obligations (CMO's) that suffered significant losses.

     The outlook for bonds in 2008 depends on the ultimate direction of the economy. If a recession is at hand then interest rates could go lower and stay lower for a year or more.

     However, even with a significantly slowing economy inflation has continued to be above average recently which in the end will tend to drive interest rates higher at some point. A low interest rate environment makes it harder for bond funds to beat the indexes because indexes don't have expenses.

     There were no issues in the purchase or sale of any individual security that affected performance materially other than the relatively short average maturity of the portfolio. Our strategy is to continue to seek opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives.

                                                                                                              SINCE       SINCE
                                                                        THREE YR.    FIVE YR.    TEN YR.      PUBLIC     PRIVATE
                                                                           AVG.        AVG.        AVG.     INCEPTION   INCEPTION
TOTAL RETURNS* FOR PERIODS            LAST                                ANNUAL      ANNUAL      ANNUAL    (5/28/97)    (4/4/96)
      ENDING 12/31/07               QUARTER   YEAR-TO-DATE   ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)          (1)
--------------------------          -------   ------------   --------   ---------   ---------   ---------   ---------   ---------
General Bond Fund (GBF)              1.35%        4.53%        4.53%      2.77%       2.58%       4.37%       4.66%       4.43%
Lehman Bros Intermed Gov/Cred Idx    2.90%        7.39%        7.39%      4.32%       4.06%       5.75%       6.05%       5.99%
MS Intermediate Bond Fds             1.71%        4.70%        4.70%      3.53%       4.07%       5.16%       5.45%       5.47%

Current Yield as of 12/31/07..   3.04%**
S.E.C. Yield as of 12/31/07...   3.47%***
Average Maturity..............    1.7
Years Portfolio Turnover......  30.22%

* The published returns are total returns including reinvestment of dividends. Management waived $.01 per share of fees in 2006, $.02 in 2005 and $.03 in 2003. The Lehman Bros. Intermediate Gov't/Credit Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The index is unmanaged and does not have expenses. The Morningstar Intermediate-Term Bond Category is an average of the total returns of all intermediate bond funds tracked and categorized as such by Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

INTERNATIONAL FUND (INTF)

A fund of funds investing in funds that primarily invest in foreign stocks, including emerging markets. Individual stocks may be owned.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

INTF Ending Value: $20,579   EAFE International Index: $22,145

     International markets led the major indexes with double-digit returns in 2007. The INTF beat the EAFE index and the average foreign large blend fund during the period despite our maintaining over 10% of the portfolio held in cash equivalents.

     The best performers among our holdings were Eaton Vance Greater India India A Fund (+55.04%), iShares Malaysia (+45.46%), iShares Singapore (+27.78%), iShares Australia (+28.95%) and Templeton Developing Markets A (+28.77%). Harbor International Institutional, Marsico International Opportunities and iShares Spain also exceeded 20% returns for 2007.

     Only iShares Japan (-4.33%), iShares MSCI EAFE Value Index (+7.17%) and Putnam Intl Capital Opportunities A (+8.87%) performed worse than the EAFE benchmark index.

     The most significant changes in the portfolio included gradually increasing the overall cash position of the Fund and reducing exposure to Harbor International Institutional Fund, Marsico International Opportunities, iShares MSCI Spain Fund, iShares MSCI Australia Fund, iShares MSCI Malaysia Fund while increasing positions in Eaton Vance Grtr India Fund and iShares MSCI EAFE Value Index Fund.

                                                                                                             SINCE       SINCE
                                                                       THREE YR.    FIVE YR.    TEN YR.      PUBLIC     PRIVATE
                                                                         AVG.         AVG.        AVG.     INCEPTION   INCEPTION
 TOTAL RETURNS* FOR PERIODS          LAST                               ANNUAL       ANNUAL      ANNUAL    (5/28/97)    (4/4/96)
       ENDING 12/31/07             QUARTER   YEAR-TO-DATE   ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)         (1)
---------------------------        -------   ------------   --------   ---------   ---------   ---------   ---------   ---------
International Fund (INTF)           -0.03%      15.63%       15.63%      17.92%       20.78%      8.07%       7.01%      8.00%
EAFE Index                          -1.75%      11.17%       11.17%      16.83%       21.59%      8.66%       7.65%      7.74%
MS Foreign Large Blend Funds Avg    -1.41%      12.71%       12.71%      17.22%       20.31%      7.94%       7.24%      7.90%

Portfolio Turnover...18.46%.


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 3

* Published returns are total returns including reinvested dividends. Management waived $.02 of fees in 2003. The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. The index is unmanaged and has no expenses. The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.

LARGER COMPANY STOCK FUND (LCSF)

A fund of funds investing in funds that invest in large and larger mid-cap stocks with the objective of Growth with some Income. Individual stocks may be owned.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

LCSF Ending Value: $16,763   S&P 500 Stock Index: $20,535

     As 2007 progressed signs of a slowing economy created concern and greater volatility in stocks. In the end the S&P 500 experienced a sub par year with a total return over five percentage points below the long-term average return.

     In spite of holding a decent cash position averaging between 5% and 10% during the second half of 2007, too many of the core positions of the LCSF under performed during the second half and as a result the Fund trailed its benchmark index at year-end.

     We were particularly disappointed in Franklin Rising Dividends (-2.95%), which had a large exposure to financial stocks. Dodge and Cox Stock Fund barely made a positive return (+0.14%).

     On the other hand Fundamental Investors Fund was up 13.55% and Navallier Mid Cap Growth rose 9.35%. We also received some good gains from three newer positions - Brandywine Blue Fund, the Tocqueville Fund and the iShares DJ US Medica.l Devices Fund Funds divested during the year included the iShares DJ Select Dividend Fund, iShares GS Network Index Fund and iShares DJ US Tech Sector Fund.

     The most significant changes during 2007 included the sale of the following fund positions: Torray Fund, iShares DJ US Tech Sector Index, iShares GS Networking Index, iShares S&P 500/Barra value Index and iShares DJ Select Dividend Index. New positions were taken in Brandywine Blue Fund, Tocqueville Fund and iShares DJ US Medical Devices Index Fund.

     Our outlook for 2008 encompasses significant concern for a slowing economy and certain structural problems such as consumer debt, government spending and the tension between possible recession and inflation. 2008 could become one of the more volatilize markets we have seen since earlier this decade.

     Our strategy going forward will be to continuously evaluate our underlying fund holdings and make changes that we think will improve return potential and/or manage risks effectively. Our goal is to employ a mix of positions that will meet or beat the S&P 500 and to grow the Fund so that expense ratios can be reduced.

                                                                                                       SINCE       SINCE
                                                                 THREE YR.    FIVE YR.    TEN YR.      PUBLIC     PRIVATE
                                                                    AVG.        AVG.        AVG.     INCEPTION   INCEPTION
TOTAL RETURNS* FOR PERIODS     LAST                                ANNUAL      ANNUAL      ANNUAL    (5/28/97)    (4/4/96)
      ENDING 12/31/07        QUARTER   YEAR-TO-DATE   ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)         (1)
--------------------------   -------   ------------   --------   ---------   ---------   ---------   ---------   ---------
Larger Co. Stock Fd (LCSF)    -3.86%       3.57%        3.57%       5.53%       9.42%       3.97%      4.97%       6.20%
S&P 500 Index                 -3.33%       5.49%        5.49%       8.62%       12.83%      5.91%      7.00%       8.89%
MS Large Blend Funds Avg      -2.81%       6.16%        6.16%       8.71%       12.63%      5.92%      6.10%       7.62%

Portfolio Turnover: 36.83%.

* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003.

The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.

SHORT TERM BOND FUND (STBF)

A high-grade bond portfolio of US Gov't, Gov't Agency and Investment Grade Corporate Bonds with an average maturity between 1 and 3 years.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

STBF Ending Value: $16,835   Lehman Bros. 1-3 Government Bond Index: $17,009

     2007 saw a crisis arise in the mortgage markets with many sub-prime mortgages to less credit-worthy customers going into default. Banks and other lenders have had to write off billions of dollars causing the Federal Reserve to lower interest rates dramatically.

     Prior to this the concern had been inflation, which would have been a force to carry interest rates higher. The STBF portfolio held high quality bonds, the majority in government agency bonds, which did not suffer much from the mortgage market fiasco due to the government backing. The fund did not hold derivatives such as Collateralized Mortgage Obligations (CMO's) that suffered significant losses.

     The outlook for short-term bonds in 2008 depends on the ultimate direction of the economy. If a recession is at hand then interest rates could go lower and stay lower for a year or more.

     However, even with a significantly slowing economy inflation has continued to be above average recently which in the end will tend to drive interest rates higher at some point. A low interest rate environment makes it harder for bond funds to beat the indexes because indexes don't have expenses. We are pleased that the STBF performed better than the average short-term bond fund in 2007.

     There were no issues in the purchase or sale of any individual security that affected performance materially. Our strategy is to continue to seek opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives.

                                                                                                            SINCE       SINCE
                                                                      THREE YR.    FIVE YR.    TEN YR.      PUBLIC     PRIVATE
                                                                         AVG.        AVG.        AVG.     INCEPTION   INCEPTION
TOTAL RETURNS* FOR PERIODS          LAST                                ANNUAL      ANNUAL      ANNUAL    (5/28/97)    (4/4/96)
      ENDING 12/31/07             QUARTER   YEAR-TO-DATE   ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)          (1)
--------------------------        -------   ------------   --------   ---------   ---------   ---------   ---------   ---------
Short Term Bond Fd (STBF)          1.20%        4.41%        4.41%      2.64%       2.71%       4.20%       5.04%       4.91%
Lehman Bros 1-3 Year Govt Index    2.30%        7.10%        7.10%      4.30%       3.19%       4.84%       5.04%       5.07%
MS Short-Term Bond Funds Avg       1.04%        4.29%        4.29%      3.25%       2.88%       4.41%       4.50%       4.56%


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 4

Current Yield as of 12/31/07...   3.19%**
S.E.C. Yield as of 12/31/07....   3.47%***
Average Maturity...............    0.9 Yrs.
Portfolio Turnover.............  41.49%

* Published returns are total returns including reinvested dividends. Management waived $.01 per share of fees in 2006 and $.03 in both 2005 and 2003. The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). The index is unmanaged and has no expenses. The Morningstar Short-Term Bond Category is an average of the total returns of all short-term bond funds tracked and categorized as such by Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

SMALLER COMPANY STOCK FUND (SCSF)

A fund of funds investing in funds that invest in small, micro-cap and smaller mid-cap stocks with an objective of long term growth. Individual stocks may be owned.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

SCSF Ending Value: $23,829   Russell 2000 Index: $22,950

     The fourth quarter was disappointing. Up until the end of the year, the SCSF had been performing well. However our core funds under performed during the quarter in spite of the fact that we had raised our cash position.

     As 2007 progressed, small company stocks began to show significant weakness compared to large stocks not seen since 1998. As signs of a slowing economy became more apparent, small company stocks led the markets in a fourth quarter downtrend.

     For the year we had some holdings which performed well. Among our Royce MicroCap Investor Fund experienced a total return of +7.07% and Columbia Acorn Z was up 7.69%. However, Nationwide Small Cap Fund lost 6.04% and Franklin Microcap Value Fund was down 4.21%.

     Some changes included the sale of Munder Small Cap Value, Gartmore SmallCap, and Hennessey Cornerstone Growth and the addition of Satuit Cap Micro Cap A and Keeley Small Cap Value. During the year we owned and sold iShares DJ US Pharmaceuticals, iShares DJ US Medical Devices and iShares Russell 2000 index. We also took a very small position in Powershares Wilderhill Fund.

     Our strategy going forward will be to continuously evaluate our underlying fund holdings and make changes that we think will improve return potential and/or manage risks effectively. Our goal is to employ a mix of positions that will meet or beat the Russell 2000 and to grow the Fund so that expense ratios can be reduced. We are pleased to report that the SCSF has beaten the Russell 2000 for the past ten years and since public inception.

                                                                                                        SINCE       SINCE
                                                                  THREE YR.    FIVE YR.    TEN YR.      PUBLIC     PRIVATE
                                                                     AVG.        AVG.        AVG.     INCEPTION   INCEPTION
TOTAL RETURNS* FOR PERIODS      LAST                                ANNUAL      ANNUAL      ANNUAL    (5/28/97)    (4/4/96)
      ENDING 12/31/07         QUARTER   YEAR-TO-DATE   ONE YEAR   RETURN(1)   RETURN(1)   RETURN(1)      (1)         (1)
--------------------------    -------   ------------   --------   ---------   ---------   ---------   ---------   ---------
Smaller Co. Stock Fd (SCSF)    -6.64%      -3.40%       -3.40%      5.10%       13.05%      8.07%        8.49%       8.36%
Russell 2000 Index             -4.58%      -1.57%       -1.57%      6.80%       16.25%      7.08%        8.27%       8.67%
MS Small Blend Funds Avg       -5.69%      -1.10%       -1.10%      6.93%       15.72%      8.30%       10.31%      10.82%

Portfolio Turnover 40.26%

* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index and is generally considered in the industry as representing the universe of small company stocks. The index is unmanaged and has no expenses. The Morningstar Small Company Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective.

Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.

(1) The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations.

(2) On August 12, 2004 shareholders approved changes to the bond funds. The Long Term Bond Fund became the Short Term Bond Fund and the Intermediate Bond Fund became the General Bond Fund.

For a prospectus, call 1-800-332-7738 P.I.N. 3370 or visit www.staarfunds.com


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 5

                                     STAAR INVESTMENT TRUST FINANCIAL STATEMENTS

ALTCAT FUND - Portfolio Valuation* 12/31/2007

                                                                                                                         UNREALIZED
                      POSITION **                       SHARES   UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                      -----------                      -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.            540,160       1.00      1.00     540,160     540,160     14.1%            0
   ProFunds Money Market                               152,444       1.00      1.00     152,444     152,444      4.0%            0
   Other                                                 3,417       1.00      1.00       3,417       3,417      0.1%            0
                                                       -------     ------    ------   ---------   ---------    -----     ---------
      SUBTOTAL                                         696,021       1.00      1.00     696,021     696,021     18.2%            0

US LARGER COMPANIES
   iShares S&P 500/Barra Value Index Fund                1,000      56.10     76.36      56,098      76,360      2.0%       20,262
   Muhlenkamp Fund                                       2,767      48.77     65.00     134,942     179,833      4.7%       44,891
   Neuberger & Berman Focus Adv                          8,541      16.00     13.95     136,612     119,142      3.1%      (17,469)
                                                       -------     ------    ------   ---------   ---------    -----     ---------
      SUBTOTAL                                                                          327,652     375,336      9.8%       47,684

US MID-CAP STOCKS
   iShares Russell Midcap Value Index Fund                 500     112.85    141.06      56,424      70,530      1.8%       14,107
                                                       -------     ------    ------   ---------   ---------    ------    ---------
      SUBTOTAL                                                                           56,424      70,530      1.8%       14,107

GLOBAL DIVERSIFIED STOCKS
   AF SmallCap World Fd F                                5,958      26.45     40.50     157,589     241,298      6.3%       83,709
   Franklin Mutual Series Discovery Fund A              10,534      21.02     32.09     221,460     338,036      8.8%      116,576
                                                       -------     ------    ------   ---------   ---------    ------    ---------
      SUBTOTAL                                                                72.59     379,050     579,335     15.2%      200,285

INTENATIONAL DIVERSIFIED STOCKS
   iShares MSCI EAFE Value Index                           900      70.34     71.95      63,310      64,755      1.7%        1,445
                                                       -------     ------    ------   ---------   ---------   -------    ---------
      SUBTOTAL                                                                           63,310      64,755      1.7%        1,445

ALTERNATIVE CATEGORIES -- SECTORS, COUNTRIES, HEDGES
   Eaton Vance Greater India A                           3,039      26.47     36.20      80,423     110,001      2.9%       29,578
   Franklin Natural Resources Fund A                    10,137      19.88     42.89     201,537     434,789     11.4%      233,252
   iShares DJ US Basic Materials Sector Index              500      49.29     76.96      24,646      38,480      1.0%       13,834
   iShares DJ US Healthcare Sector Index                 1,000      56.42     70.67      56,417      70,670      1.8%       14,253
   iShares DJ US Medical Devices Index Fund              1,000      52.52     60.62      52,516      60,620      1.6%        8,104
   iShares DJ US Telecomm. Sector Index                  1,000      23.22     29.52      23,219      29,520      0.8%        6,301
   iShares MSCI Australia Index                          1,500      16.48     28.82      24,716      43,230      1.1%       18,514
   iShares MSCI Japan Index                              2,000      12.22     13.29      24,442      26,580      0.7%        2,138
   iShares MSCI Malaysia Index Fund                      3,000       7.72     12.73      23,168      38,190      1.0%       15,022
   iShares S&P Global Healthcare Sect Index Fund           500      57.28     58.31      28,640      29,155      0.8%          515
   iShares S&P Global Tech Sect Index Fund                 400      53.90     65.40      21,559      26,160      0.7%        4,601
   Ivy Pacific Opportunities Fund A                     12,922       9.67     21.75     124,979     281,045      7.4%      156,066
   John Hancock Tech Leaders A                           2,538       8.79     10.83      22,306      27,490      0.7%        5,183
   Live Oak Health Sciences                             13,621      11.01     11.97     150,000     163,043      4.3%       13,043
   Matthews Asian Growth and Income                      4,921      16.26     19.78      80,024      97,342      2.5%       17,318
   PowerShares Cleantech Portfolio                         600      34.45     35.70      20,672      21,420      0.6%          748
   PowerShares DB Commodity Indx Tracking                  800      30.69     31.56      24,554      25,248      0.7%          694
   PowerShares WilderHill Clean Energy                     800      26.27     27.69      21,012      22,152      0.6%        1,140
   Vanguard Energy                                       4,024      33.07     82.39     133,064     331,537      8.7%      198,473
   Vanguard Health Care                                  1,146     115.05    138.63     131,887     158,913      4.2%       27,026
                                                       -------     ------    ------   ---------   ---------    -----     ---------
      SUBTOTAL                                                                        1,269,782   2,035,584     53.3%      765,802
                                                                                      =========   =========    =====     =========
      TOTALS                                                                          2,792,239   3,821,561    100.0%    1,029,322

*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, five securities did not produce income in 2007. They were the Eaton Vance Greater India A Fund, iShares DJ US Medical Devices Index Fund, John Hancock Tech Leaders A Fund, Live Oak Health Sciences Fund and Powershares DB Commodity Index Fund.

BREAKDOWN BY GENERAL ASSET TYPE

(Includes estimated cash positions of mutual funds owned by the Fund.)

Cash & Equivalents                                    22%
US Large-Cap Stocks                                   10%
US Mid-Cap Stocks                                      2%
Global Diversified Stocks                             13%
International Diversified Stocks                       2%
Alternative Categories - Sectors, Countries, Hedges   49%
Other                                                  2%

BREAKDOWN BY MANAGEMENT STYLE

(Does not include cash positions of mutual funds owned by the Fund.)

Cash & Equivalents                                    18%
Large Cap Blend                                       31%
Large Cap Growth                                      18%
Large Cap Value                                       21%
Mid Cap Blend                                          0%
Mid Cap Growth                                         2%
Mid Cap Value                                          2%
Small Cap Blend                                        6%
Small Cap Growth                                       1%
Small Cap Value                                        0%
Other                                                  1%


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 6

The accompanying notes are an integral part of these financial statements.

GENERAL BOND FUND - Portfolio Valuation* Date 12/31/2007

                                                   SHARES OR
                                                   PRINCIPAL                                                          UNREALIZED
                     POSITION **                     AMOUNT    UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                     -----------                   ---------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.          405,175       1.00      1.00     405,175     405,175    13.6%            0
   Other                                               3,813       1.00      1.00       3,813       3,813     0.1%            0
                                                    --------     ------    ------   ---------   ---------    ----        ------
                                                     408,988       1.00      1.00     408,988     408,988    13.7%            0

GOVERNMENT AGENCY OBLIGATIONS
   Fed Nat'l Mtg Assoc 3.66 4/30/08 c'07***          200,000     100.03     99.69     200,056     199,376     6.7%         (680)
   Fed Nat'l Mtg Assoc 5.125 4/22/13 c'07             50,000     101.14    100.34      50,570      50,172     1.7%         (398)
   Fed Nat'l Mtg Assoc 4.5 8/19/08 c'07               50,000      99.33    100.00      49,665      50,000     1.7%          335
   Fed Nat'l Mtg Assoc 4.0 3/15/10 c'07              150,000      97.25     99.88     145,880     149,813     5.0%        3,932
   Fed Nat'l Mtg Assoc 4.0 9/22/09                   150,000      99.04    100.03     148,564     150,047     5.0%        1,483
   Fed Nat'l Mtg Assoc 4.125 7/21/11 c'07             50,000      95.35    100.00      47,673      50,000     1.7%        2,327
   Fed Nat'l Mtg Assoc 4.25 5/13/10 c'07              25,000      97.73    100.03      24,433      25,008     0.8%          575
   Fed Nat'l Mtg Assoc 4.375 6/21/10 c'07             43,000      97.78    101.81      42,046      43,780     1.5%        1,733
   Fed Nat'l Mtg Assoc 3.55 06/17/10 c'07             25,000      95.35     99.31      23,838      24,828     0.8%          990
   Fed Nat'l Mtg Assoc 4.0 12/16/08 c'07              75,000      99.06     99.88      74,298      74,906     2.5%          608
   Fedl Farm Cr Bank 5.35 due 12/11/08               100,000      99.65    101.16      99,646     101,164     3.4%        1,518
   Fedl Farm Cr Bank 5.5 3/5/12 c'08                  25,000      99.95    100.28      24,989      25,070     0.8%           82
   Fedl Farm Cr Bank 4.875 9/24/12                   250,000      99.96    100.00     249,903     250,000     8.4%           97
   Fedl Home Ln Bank Bond 5.355 1/05/09               50,000      98.99    101.34      49,493      50,672     1.7%        1,179
   Fedl Home Ln Bank Bond 5.785 4/14/08               50,000     100.49    100.31      50,246      50,157     1.7%          (89)
   Fedl Home Ln Bank Bond 3.35 4/29/08 c'07          235,000      99.54     99.59     233,926     234,046     7.9%          120
   Fedl Home Ln Bank Bond 4.25 12/3/08 c'07           25,000      99.11    100.00      24,777      25,000     0.8%          223
   Fedl Home Ln Bank Bond 3.5 12/26/08 c'07           25,000      98.47     99.47      24,616      24,867     0.8%          251
   Fedl Home Ln Bank Bond 4.7 6/28/10 c'07           100,000      98.70    100.00      98,703     100,000     3.4%        1,297
   Fedl Home Ln Bank Bond 4.0 4/20/09 c'07           100,000      98.49     99.97      98,489      99,969     3.4%        1,480
   Fedl Home Ln Bank Bond 4.0 3/26/09                100,000      98.53     99.94      98,529      99,938     3.4%        1,409
   Fedl Home Ln Mtg Corp Deb 3.125 12/16/08 c"07      50,000      98.12     99.13      49,062      49,563     1.7%          501
   Fedl Home Ln Mtg Corp Deb 3.0 12/15/09             30,000      95.99     98.84      28,797      29,651     1.0%          854
   Fedl Home Ln Mtg Corp Deb 5.125 10/15/08          130,000      99.61    100.81     129,491     131,057     4.4%        1,566
   Fedl Home Ln Mtg Corp Deb 4.35 06/02/08            50,000      99.64     99.79      49,822      49,896     1.7%           73
   Fedl Home Ln Mtg Corp Deb 4.1 03/15/10             25,000      96.96     99.99      24,239      24,998     0.8%          759
   Fedl Home Ln Mtg Corp Deb 4.375 11/09/11 c'07     100,000      95.96    102.02      95,956     102,023     3.4%        6,067
                                                    --------     ------    ------   ---------   ---------    ----        ------
      Subtotal                                                                      2,237,707   2,265,998    76.1%       28,291

CORPORATE OBLIGATIONS
   CP&L Energy 5.95 3/01/09                           50,000      99.32    101.60      49,661      50,798     1.7%        1,137
   DaimlerChrysler 4.05 06/04/08                     150,000      99.41     99.62     149,120     149,423     5.0%          303
   Heinz 6.428 12/01/08                              100,000     100.60    101.81     100,600     101,805     3.4%        1,205
                                                    --------     ------    ------   ---------   ---------    ----        ------
      Subtotal                                                                        299,381     302,025    10.1%        2,644
                                                                                    =========   =========    ====        ======
         TOTALS                                                                     2,946,076   2,977,011     100%       30,935

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

***  "C" means bond is callable.

BREAKDOWN BY GENERAL ASSET TYPE

Cash & Equivalents                  14%
Corporate                           10%
US Treasury & Gov Agency            76%

BREAKDOWN BY GENERAL RATING (S&P)

AAA Rated                           88%
BBB Rated                           12%

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 7

International Fund - Portfolio Valuation* Date 12/31/2007

                                                                                                                     UNREALIZED
                   POSITION **                     SHARES    UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                   -----------                    --------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.        591,126      1.00       1.00     591,126     591,126    10.1%             0
   Other                                             3,250      1.00       1.00       3,250       3,250     0.0%             0
                                                    ------     -------   ------   ---------   ---------    ----      ---------
      SUBTOTAL                                     594,496      1.00       1.00     594,496     594,496    10.1%             0

INTERNATIONAL STOCK MUTUAL FUNDS
   AF Europacific Fund F                            13,179     34.45      50.65     453,982     667,514    11.4%       213,532
   CS International Focus Fund                      18,182     12.70      18.91     230,904     343,813     5.9%       112,910
   Eaton Vance Grtr India A                          6,827     26.33      36.20     179,778     247,137     4.2%        67,359
   Harbor International                              9,921     36.62      71.36     363,312     707,932    12.1%       344,620
   iShares MSCI Australia Index Fd                   2,000     17.53      28.82      35,053      57,640     1.0%        22,587
   iShares MSCI EMU Index Fd                           100     92.21     119.32       9,221      11,932     0.2%         2,711
   iShares MSCI EAFE Value Index Fd                  2,500     68.39      71.95     170,971     179,875     3.1%         8,904
   iShares MSCI Japan Index Fd                       4,000     12.75      13.29      50,983      53,160     0.9%         2,177
   iShares MSCI Malaysia Index Fd                    3,000      7.18      12.73      21,532      38,190     0.7%        16,658
   iShares MSCI Singapore Index Fd                   1,000      9.21      13.79       9,213      13,790     0.2%         4,577
   iShares MSCI Spain Index Fd                         500     30.63      63.65      15,314      31,825     0.5%        16,511
   Marsico Int'l Opportunities                      29,100     10.57      18.01     307,677     524,094     9.0%       216,417
   Putnam International Capital Opportunities A     20,867     19.53      38.62     407,558     805,892    13.8%       398,335
   Templeton Foreign Fund A                         54,380     10.53      12.52     572,726     680,832    11.7%       108,107
                                                    ------     -------   ------   ---------   ---------    ----      ---------
      SUBTOTAL                                                                    2,828,224   4,363,628    74.8%     1,535,404

DEVELOPING MARKETS MUTUAL FUNDS
   Templeton Developing Markets Trust A             28,829     15.49      30.50     446,560     879,292    15.1%       432,732
                                                    ------     -------   ------   ---------   ---------    ----      ---------
      SUBTOTAL                                                                      446,560     879,292    15.1%       432,732
                                                                                  =========   =========    ====      =========
      TOTALS                                                                      3,869,280   5,837,416     100%     1,968,136

*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, one security did not produce income in 2007. It was the Eaton Vance Greater India A Fund.

BREAKDOWN BY GENERAL ASSET TYPE

(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents              14%
Domestic Stock                   1%
Foreign Emerging Mkts           14%
Foreign Stock                   70%
Other                            1%

BREAKDOWN BY MANAGEMENT STYLE

(Does not include cash positions of mutual funds owned by the Fund.)

Cash & Equivalents              10%
Large Cap Blend                 31%
Large Cap Growth                14%
Large Cap Value                 31%
Mid Cap Value                   14%

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 8

Larger Company Stock Fund - Portfolio Valuation* Date 12/31/2007

                                                                                                                     UNREALIZED
                   POSITION **                      SHARES   UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                   -----------                     -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.        208,753      1.00       1.00     208,753     208,753     4.7%            0
   ProFunds Money Market Srv                       240,796      1.00       1.00     240,796     240,796     5.4%            0
   Other                                             3,616      1.00       1.00       3,616       3,616     0.2%            0
                                                   -------    ------     ------   ---------   ---------    ----       -------
      SUBTOTAL                                     453,165      1.00       1.00     453,165     453,165    10.3%            0

U.S. LARGER CO. STOCKS
   Brandywine Blue                                   8,350     36.41      35.29     304,028     294,686     6.7%       (9,342)
   Dodge & Cox Stock Fund                            3,057    118.32     138.26     361,763     422,722     9.6%       60,959
   Franklin Rising Dividends A                      14,364     25.43      33.70     365,274     484,080    10.9%      118,806
   Fundamental Investors Fund F                     13,097     30.45      42.43     398,810     555,697    12.6%      156,887
   iShares S&P Global Healthcare Sect Index Fund       500     57.24      58.31      28,621      29,155     0.7%          534
   Calamos Growth A                                  6,092     44.93      58.65     273,743     357,316     8.1%       83,573
   Mairs & Power Growth Fund                         5,992     17.29      76.30     103,623     457,219    10.3%      353,596
   Tocqueville Fund                                  4,157     28.27      25.63     117,524     106,541     2.4%      (10,983)
   Washington Mutual Investors Fund F               10,319     28.28      33.56     291,796     346,321     7.8%       54,525
                                                   -------    ------     ------   ---------   ---------    ----       -------
      SUBTOTAL                                                                    2,245,183   3,053,736    69.0%      808,555

U.S. LARGER  MID-CAP STOCKS
   Heartland Select Value                           21,079     27.71      26.48     584,021     558,182    12.6%      (25,839)
   iShares DJ US Medical Devices Index Fd              400     59.30      60.62      23,722      24,248     0.5%          526
   Navellier MidCap Growth                           9,964     25.27      33.57     251,834     334,494     7.6%       82,661
                                                   -------    ------     ------   ---------   ---------    ----       -------
      SUBTOTAL                                                                      859,576     916,924    20.7%       57,348
                                                                                  =========   =========    ====       =======
      TOTALS                                                                      3,557,924   4,423,825     100%      865,901

*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, four securities did not produce income in 2007. They were the Brandywine Blue Fund, Calamos Growth A Fund, iShares DJ US medical Devices Index Fund and Navellier Mid Cap Growth Fund.

BREAKDOWN BY GENERAL ASSET TYPE

(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents      11%
Domestic Stock          82%
Foreign Stock            7%

BREAKDOWN BY MANAGEMENT STYLE

(Does not include estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents      10%
Large Cap Blend         46%
Large Cap Growth        15%
Large Cap Value          8%
Larger Mid-Cap Growth    8%
Larger Mid-Cap Value    13%

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07         (Published 2/28/08) Page 9

Short Term Bond Fund - Portfolio Valuation* Date 12/31/2007

                                                SHARES OR
                                                PRINCIPAL                                                           UNREALIZED
                   POSITION **                    AMOUNT    UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                   -----------                  ---------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.      153,863        1.00      1.00     153,863     153,863    11.4%           0
   Other                                           3,275        1.00      1.00       3,275       3,275     0.2%           0
                                                 -------      ------    ------   ---------   ---------    ----       ------
      SUBTOTAL                                   157,137        1.00      1.00     157,137     157,137    11.6%           0

US TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
   Fed'l Home Ln Bank 4.3 5/09/08                100,000      100.00     99.88     100,004      99,875     7.4%        (129)
   Fed'l Home Ln Bank 4.0 9/03/08 c'07***         50,000       99.95     99.81      49,974      49,907     3.7%         (67)
   Fed'l Home Ln Bank 4.05 12/16/08 c'07          50,000       99.88     99.91      49,938      49,953     3.7%          15
   Fed'l Home Ln Bank 4.05 8/13/08 c'07           45,000       99.41     99.81      44,733      44,916     3.3%         183
   Fed'l Home Ln Bank 4.0 10/28/08 c'07           25,000       99.06     99.84      24,765      24,961     1.8%         196
   Fed'l Home Ln Bank 4.0 4/1/10 c'07             50,000       97.47     99.84      48,734      49,922     3.7%       1,188
   Fed'l Home Ln Bank 4.0 2/23/09 c'07            50,000       98.73     99.94      49,363      49,969     3.7%         606
   Fed'l Home Ln Bank 3.0 12/26/08                15,000       98.41     99.03      14,761      14,855     1.1%          93
   Fed'l Home Ln Bank 4.10 11/12/09               15,000       98.79    100.94      14,819      15,141     1.1%         322
   Fed'l Home Ln Bank 3.66 9/30/10                15,000       96.99    100.03      14,549      15,005     1.1%         456
   Fed'l Farm Cr Bk 4.05 7/28/10 c'07             25,000       97.49     99.84      24,373      24,961     1.8%         588
   Fed'l Home Ln Mtg Corp 3.65 5/16/08 c'07      130,000       99.85     99.60     129,811     129,480     9.6%        (331)
   Fed'l Home Ln Mtg Corp 4.25 6/15/09 c'07       50,000       98.64    100.00      49,322      50,002     3.7%         680
   Fed'l Home Ln Mtg Corp 4.15 12/18/08          100,000       99.94     99.95      99,941      99,945     7.4%           4
   Fed'l Nat'l Mtg Assoc 4.5 8/19/08 c'07         50,000       99.33    100.00      49,665      50,000     3.7%         335
   Fed'l Nat'l Mtg Assoc 4.25 10/07/09 c'07       25,000       97.93    100.00      24,483      25,000     1.9%         517
   Fed'l Nat'l Mtg Assoc 5.25 6/4/09             200,000       99.95    100.59     199,899     201,188    14.9%       1,289
   Fed'l Nat'l Mtg Assoc 3.5 2/11/08             100,000       99.89     99.94      99,891      99,938     7.4%          47
                                                 -------      ------    ------   ---------   ---------    ----       ------
      SUBTOTAL                                                                   1,089,024   1,095,016    81.1%       5,992

CORPORATE OBLIGATIONS
   Hertz Corp 6.625 5/15/08 NC                    50,000      100.04     98.00      50,018      49,000     3.6%      (1,018)
   SAFECO Corp 4.2 2/1/08 NC                      50,000      100.02     99.98      50,008      49,990     3.7%         (18)
                                                 -------      ------    ------   ---------   ---------    ----       ------
      SUBTOTAL                                                                     100,026      98,990     7.3%      (1,036)
                                                                                 =========    ========    ====       ======
      TOTALS                                                                     1,346,187   1,351,144     100%       4,957

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.

***  "C" means bond is callable.

BREAKDOWN BY GENERAL ASSET TYPE

Cash & Equivalents                  68%
US Treasury & Gov Agency            32%

BREAKDOWN BY GENERAL RATING (S&P)

AAA Rated                           92%
BBB Rated                            4%
B Rated                              4%

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 10

Smaller Company Stock Fund - Portfolio Valuation* Date 12/31/2007

                                                                                                               UNREALIZED
                 POSITION **                   SHARES   UNIT COST   PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                 -----------                  -------   ---------   -----   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.   228,042      1.00      1.00     228,042     228,042     5.6%            0
   ProFunds Money Market                      142,752      1.00      1.00     142,752     142,752     3.5%            0
   Other                                        3,793      1.00      1.00       3,793       3,793     0.1%            0
                                              -------     -----     -----   ---------   ---------   -----      --------
      SUBTOTAL                                374,587      1.00      1.00     374,587     374,587     9.3%            0

U.S. SMALLER MID-CAP STOCKS
   Columbia Acorn Z Fund                       19,359     20.10     29.61     389,116     573,227    14.2%      184,111
                                              -------     -----     -----   ---------   ---------   -----      --------
      SUBTOTAL                                                                389,116     573,227    14.2%      184,111

U.S. SMALLER CO. STOCKS
   Nationwide SmallCap Fund                    32,927     19.01     15.91     625,852     523,872    13.0%     (101,981)
   Royce Opportunity Fund                      33,779      8.22     11.02     277,571     372,247     9.2%       94,676
   Keeley Small Cap Value Fund                 10,563     29.06     27.28     306,962     288,148     7.1%      (18,814)
   PowerShares WilderHill Clean Energy          1,000     26.23     27.69      26,230      27,690     0.7%        1,460
   Wasatch Small Cap Value                    163,078      4.45      3.56     725,833     580,559    14.4%     (145,274)
                                              -------     -----     -----   ---------   ---------   -----      --------
      SUBTOTAL                                                              1,962,448   1,792,516    44.3%     (169,932)

U.S. MICROCAP STOCKS
   Bjurman & Barry MicroCap Growth              2,859     25.01     15.79      71,505      45,151     1.1%      (26,354)
   Franklin MicroCap Value                     15,723     22.97     34.09     361,217     535,982    13.3%      174,765
   Satuit MicroCap A                            9,244     28.76     26.50     265,880     244,962     6.1%      (20,918)
   Royce MicroCap Inv                          30,328     17.17     15.72     520,721     476,760    11.8%      (43,961)
                                              -------     -----     -----   ---------   ---------   -----      --------
      SUBTOTAL                                                              1,219,324   1,302,856    32.2%       83,532
                                                                            =========   =========   =====      ========
      TOTALS                                                                3,945,475   4,043,185     100%       97,710

*    Does not include accrued income or expenses.

** The majority of securities held by the Fund were income producing. However, four securities did not produce income in 2007. They were the Keeley Smallcap Value Fund, Powershares Wilderhill Clean Energy Fund, Bjurman, Barry Microcap Growth Fund and the Satuit Microcap A Fund.

BREAKDOWN BY GENERAL ASSET TYPE

(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents              13%
Domestic Stock                  80%
Foreign Stock                    6%
Other                            1%

BREAKDOWN BY MANAGEMENT STYLE

(Does not include estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents               9%
Small Cap Blend                 44%
Small Cap Growth                 1%
Small Cap Value                  0%
Smaller Mid-Cap Growth          14%
Micro-Cap Blend                 12%
Micro-Cap Growth                 7%
Micro-Cap Value                 13%

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 11

STATEMENT OF ASSETS AND LIABILITIES 12/31/2007

                                                    GBF           STBF          LCSF          SCSF          INTF          ACF
                                                -----------   -----------   -----------   -----------   -----------   -----------
                    ASSETS
Investments in Securities at Value Identified     2,977,011     1,351,145     4,423,824     4,043,183     5,837,415     3,821,562
Investments in Securities at Cost:
    GBF   2,946,076
   STBF   1,346,187
   LCSF   3,557,923
   SCSF   3,945,476
   INTF   3,869,279
    ACF   2,792,239
Accounts Receivable - Other                               0             0             0             0             0             0
Interest Receivable                                  22,847         9,587           536           483         2,236         2,090
                                                -----------   -----------   -----------   -----------   -----------   -----------
   TOTAL ASSETS                                   2,999,858     1,360,732     4,424,360     4,043,666     5,839,651     3,823,652
                                                -----------   -----------   -----------   -----------   -----------   -----------
                   LIABILITIES
Federal Tax Withholding                                 788         1,425           187           183           119            37
Accounts Payable for Securities                           0             0             0             0             0             0
Accounts Payable - Other                              1,069           361         1,858         1,683         2,032         1,880
                                                -----------   -----------   -----------   -----------   -----------   -----------
   TOTAL LIABILITIES                                  1,857         1,786         2,045         1,866         2,151         1,917
                                                -----------   -----------   -----------   -----------   -----------   -----------
   NET ASSETS                                     2,998,001     1,358,946     4,422,315     4,041,800     5,837,500     3,821,735
                                                ===========   ===========   ===========   ===========   ===========   ===========
           COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of Capital Stock        2,953,136     1,353,983     3,731,031     4,200,841     3,927,003     2,853,278
Undistributed Net Investment Income (Loss)           20,128         9,167      (174,617)     (256,748)      (57,639)      (60,866)
Accumulated Net Capital Loss                         (6,198)       (9,162)            0             0             0             0
Net Unrealized Appreciation/(Depreciation)           30,935         4,958       865,901        97,707     1,968,136     1,029,323
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net Assets                                        2,998,001     1,358,946     4,422,315     4,041,800     5,837,500     3,821,735
                                                ===========   ===========   ===========   ===========   ===========   ===========
Shares of Beneficial Interest Outstanding       295,518.616   144,943.448   326,175.363   355,296.812   357,400.393   245,323.780
Net Asset Value Per Share                           10.1449        9.3757       13.5581       11.3759       16.3335       15.5804

STATEMENT OF OPERATIONS FOR THE YEAR ENDED 12/31/2007

                                                          GBF      STBF      LCSF       SCSF       INTF      ACF
                                                        -------   ------   --------   --------   -------   -------
                         INCOME
Mutual Fund Dividends (Incl. Money Market Funds)         14,191    9,001     58,835     43,393   144,968    64,242
Less: Foreign Withholding Taxes                               0        0          0          0   -10,336    -1,748
Interest                                                147,447   55,955          0          0         0         0
                                                        -------   ------    -------    -------   -------   -------
   TOTAL INCOME                                         161,638   64,956     58,835     43,393   134,632    62,494
                                                        -------   ------    -------    -------   -------   -------
                        EXPENSES
12B-1 Distribution Expense                                2,888      513      1,838      1,988     4,191     2,624
MF Services Expenses                                     12,250    5,251     17,150     17,714    21,093    12,994
Advisory Fee                                             16,114    5,526     40,607     41,904    49,932    30,747
Custodian Fee                                             2,333      999      3,214      3,375     3,897     2,378
Printing Expense                                            229       98        316        332       383       234
Directors Fee                                             1,376      589      1,895      1,990     2,298     1,402
Registration Fee                                            698      299        962      1,010     1,166       711
Pennsylvania Capital Stock Tax                              236      101        325        341       394       240
Auditing Fee                                              5,002    2,141      6,891      7,235     8,354     5,098
Legal Fee                                                 2,513    1,076      3,462      3,635     4,198     2,561
Miscellaneous Expense                                         7        3         10         10        12         7
Insurance Expense                                         1,753      750      2,414      2,535     2,927     1,786
Compliance Expense                                        6,065    2,598      8,413      8,772    10,263     6,288
IT Expense                                                   28       12         38         40        46        28
Transfer Agency Expense                                   4,839    2,074      6,774      6,997     8,332     5,133
Pricing Expense                                             993      425      1,368      1,436     1,659     1,012
Other                                                         0        0          0          0         0         0
                                                        -------   ------    -------    -------   -------   -------
   TOTAL EXPENSES                                        49,913   19,278     85,301     88,597   106,384    65,382
                                                        -------   ------    -------    -------   -------   -------
                                                                                                                 0
   NET INVESTMENT INCOME                                111,725   45,678    -26,466    -45,204    28,248    -2,888
                                                        -------   ------    -------    -------   -------   -------
   REALIZED & UNREALIZED APPRECIATION ON INVESTMENTS
Realized Long & Short Term Capital Gains/(Losses)          -142       64    111,199     99,715   116,172    49,717
Capital Gain Distributions                                    0        0    210,988    556,522   413,433   176,851
Unrealized Appreciation (Depreciation) during Period     28,850   13,306   -136,717   -737,496   239,671   229,177
                                                        -------   ------    -------    -------   -------   -------
   NET REALIZED & UNREALIZED APPRECIATION
      (DEPRECIATION)                                     28,708   13,370    185,470    -81,259   769,276   455,745
                                                        -------   ------    -------    -------   -------   -------
      NET INCREASE/DECREASE IN NET ASSETS FROM
         OPERATION                                      140,433   59,048    159,004   -126,463   797,524   452,857
                                                        =======   ======    =======    =======   =======   =======

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 12

STATEMENT OF CHANGE IN NET ASSETS

Twelve Months Ended December 31,2007 and Year Ended December 31, 2006

                                                                  GBF                       STBF                      LCSF
                                                        -----------------------   -----------------------   -----------------------
                                                        12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                                        ----------   ----------   ----------   ----------   ----------   ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Investment Income - Net                                    111,725      109,109      45,678       37,421      (26,466)     (26,172)
Net Realized Gains (Losses) in Investments                    (142)        (711)         64            0      322,187      407,247
Unrealized Appreciation (Depreciation) of Investments       28,850       20,693      13,306        6,275     (136,717)        (893)
                                                         ---------    ---------   ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                      140,433      129,091      59,048       43,696      159,004      380,182
                                                         ---------    ---------   ---------    ---------    ---------    ---------
(DECREASE) IN NET ASSETS FROM DISTRIBUTIONS
Investment Income and Short Term Gains                    (127,201)     (98,049)    (47,553)     (31,799)          --           --
Realized Long-Term Gains                                        --           --          --           --     (300,952)    (103,105)
                                                         ---------    ---------   ---------    ---------    ---------    ---------
   TOTAL DISTRIBUTIONS                                    (127,201)     (98,049)    (47,553)     (31,799)    (300,952)    (103,105)
                                                         ---------    ---------   ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS
Purchases                                                  204,710    3,125,468     537,049      759,346      228,775      210,463
Redemptions                                             (1,035,503)  (1,356,867)   (731,131)    (292,065)    (452,611)    (888,630)
Reinvestment of Dividends & Capital Gains                  126,653       97,638      47,164       31,527      299,838      102,733
                                                         ---------    ---------   ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                     (704,140)   1,866,238    (146,918)     498,808       76,002     (575,433)
                                                         ---------    ---------   ---------    ---------    ---------    ---------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                (690,908)   1,897,279    (135,423)     510,705      (65,946)    (298,356)
Net Assets, Beginning of Period                          3,688,909    1,791,623   1,494,369      983,665    4,488,261    4,786,617
                                                         ---------    ---------   ---------    ---------    ---------    ---------
Net Assets, End of Period                                2,998,001    3,688,909   1,358,946    1,494,369    4,422,315    4,488,261
                                                         =========    =========   =========    =========    =========    =========
COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of Capital Stock               2,953,136    3,657,276   1,353,983    1,500,902    3,731,031    3,655,029
Undistributed Net Investment Income (Loss)                  20,128       35,605       9,167       11,043     (174,617)    (169,385)
Accumulated Net Capital Loss                                (6,198)      (6,057)     (9,162)      (9,227)          --           --
Net Unrealized Appreciation/(Depreciation)                  30,935        2,085       4,958       (8,349)     865,901    1,002,617
                                                         ---------    ---------   ---------    ---------    ---------    ---------
Net Assets                                               2,998,001    3,688,909   1,358,946    1,494,369    4,422,315    4,488,261
                                                         =========    =========   =========    =========    =========    =========

                                                                  SCSF                      INTF                      ACF
                                                        -----------------------   -----------------------   -----------------------
                                                        12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                                        ----------   ----------   ----------   ----------   ----------   ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Investment Income - Net                                   (45,204)     (53,611)      28,248        (2,797)     (2,888)     (18,297)
Net Realized Gains (Losses) in Investments                656,237      977,090      529,605       547,424     226,568      307,992
Unrealized Appreciation (Depreciation) of Investments    (737,496)    (305,194)     239,671       294,002     229,177       32,227
                                                        ---------    ---------    ---------     ---------   ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                    (126,463)     618,285      797,524       838,629     452,857      321,922
                                                        ---------    ---------    ---------     ---------   ---------    ---------
(DECREASE) IN NET ASSETS FROM DISTRIBUTIONS
Investment Income and Short Term Gains                   (148,801)     (35,977)     (84,666)           --     (40,330)      (5,438)
Realized Long-Term Gains                                 (462,063)    (887,776)    (473,227)     (265,946)   (182,573)    (284,010)
                                                        ---------    ---------    ---------     ---------   ---------    ---------
   TOTAL DISTRIBUTIONS                                   (610,864)    (923,752)    (557,893)     (265,946)   (222,903)    (289,448)
                                                        ---------    ---------    ---------     ---------   ---------    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS
Purchases                                                 141,223      196,036      365,780     1,056,927     557,395      255,404
Redemptions                                              (821,415)    (985,977)    (702,035)   (1,266,588)   (282,489)    (925,837)
Reinvestment of Dividends & Capital Gains                 608,408      920,023      555,623       265,142     221,847      287,816
                                                        ---------    ---------    ---------     ---------   ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                     (71,784)     130,082      219,368        55,481     496,753     (382,616)
                                                        ---------    ---------    ---------     ---------   ---------    ---------
   TOTAL INCREASE (DECREASE) IN NET ASSETS               (809,111)    (175,385)     458,999       628,164     726,707     (350,142)
Net Assets, Beginning of Period                         4,850,911    5,026,297    5,378,501     4,750,345   3,095,028    3,445,169
                                                        ---------    ---------    ---------     ---------   ---------    ---------
Net Assets, End of Period                               4,041,800    4,850,911    5,837,500     5,378,501   3,821,735    3,095,028
                                                        =========    =========    =========     =========   =========    =========
COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of Capital Stock              4,200,841    4,272,626    3,927,003     3,707,635   2,853,278    2,356,524
Undistributed Net Investment Income (Loss)               (256,748)    (256,922)     (57,639)      (57,599)    (60,866)     (61,642)
Accumulated Net Capital Loss                                   --           --           --                        --           --
Net Unrealized Appreciation/(Depreciation)                 97,707      835,207    1,968,136     1,728,465   1,029,323      800,146
                                                        ---------    ---------    ---------     ---------   ---------    ---------
Net Assets                                              4,041,800    4,850,911    5,837,500     5,378,501   3,821,735    3,095,028
                                                        =========    =========    =========     =========   =========    =========

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 13

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED 12/31/2007

                                                            GBF        STBF        LCSF         SCSF         INTF         ACF
                                                        ----------   --------   ----------   ----------   ----------   --------
   CASH PROVIDED (USED) BY OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets from Operations      140,433     59,048      159,004     (126,463)     797,524    452,857
   ADJUSTMENTS REQUIRED TO RECONCILE TO NET ASSETS
      PROVIDED BY OPERATING ACTIVITIES
Investments Purchased                                     (970,078)  (707,320)  (1,652,734)  (1,860,048)  (1,025,491)  (679,812)
Sales or Redemptions                                     1,579,864    568,835    1,887,673    2,737,416    1,204,248    734,906
Net Realized (Gains) Losses on Investments                     142        (64)    (322,187)    (656,237)    (529,605)  (226,568)
Unrealized (Appreciation) Depreciation of Investments      (28,850)   (13,306)     136,717      737,496     (239,671)  (229,177)
Reinvestment of Ordinary Dividend Distributions                  0          0      (42,886)     (30,307)     (91,278)   (29,571)
Net Amortization of Bond Premiums (Discounts)              (22,773)    (6,086)           0            0            0          0
(Increase) Decrease in Interest Receivable                  13,994      1,812          315         (215)         161     (1,481)
(Increase) Decrease in  Receivables                              0          0            0            0            0          0
Increase (Decrease) in Accounts Payable and Federal
   Withholdings                                                795      1,417          464          227           (1)       743
                                                        ----------   --------   ----------   ----------   ----------   --------
   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES        713,527    (95,664)     166,366      801,869      115,887     21,897
                                                        ----------   --------   ----------   ----------   ----------   --------
   CASH PROVIDED (USED) BY FINANCING ACTIVITIES
Proceeds from Shares Sold                                  204,710    537,049      228,775      141,223      365,780    557,395
Shareholder Redemptions                                 (1,035,503)  (731,131)    (452,611)    (821,415)    (702,035)  (282,489)
Cash Distributions Paid                                       (548)      (389)      (1,114)      (2,455)      (2,269)    (1,056)
                                                        ----------   --------   ----------   ----------   ----------   --------
   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES       (831,341)  (194,471)    (224,950)    (682,647)    (338,524)   273,850
                                                        ----------   --------   ----------   ----------   ----------   --------
      INCREASE (DECREASE) IN CASH DURING PERIOD           (117,814)  (290,135)     (58,584)     119,222     (222,637)   295,747
Cash Balance - Beginning of Period                         526,803    447,271      511,751      255,362      817,134    400,274
                                                        ----------   --------   ----------   ----------   ----------   --------
Cash Balance - End of Period                               408,989    157,136      453,167      374,584      594,497    696,021
                                                        ==========   ========   ==========   ==========   ==========   ========
   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   NONCASH FINANCING ACTIVITIES NOT INCLUDED HERIN
      CONSIST OF:
Reinvestment of Dividends and Distributions                126,653     47,164      299,838      608,408      555,623    221,847
                                                        ==========   ========   ==========   ==========   ==========   ========

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 14

                             STAAR INVESTMENT TRUST

         SUPPLEMENTARY INFORMATION -- SELECTED PER SHARE DATA AND RATIOS
              Period from January 1, 2003 through December 31, 2007

                                                  GBF                                               STBF
                            ------------------------------------------------  ------------------------------------------------
                             1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-   1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-
PER SHARE DATA              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
--------------              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning
   Of Period                 10.11     10.06     10.45     10.75     10.99      9.30      9.21      9.40      9.85     11.02
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Investment Income         0.35      0.35      0.35      0.31      0.39      0.31      0.28      0.24      0.24      0.50
Net Realized & Unrealized
   Gains                      0.10      0.01     (0.34)    (0.25)     0.05      0.10      0.04     (0.23)    (0.26)     0.15
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Income from
   Operations                 0.45      0.36      0.01      0.06      0.44      0.41      0.32      0.01     (0.02)     0.65
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Distributions to
   Shareholders              (0.42)    (0.31)    (0.40)    (0.36)    (0.68)    (0.33)    (0.23)    (0.20)    (0.43)    (1.82)
Net Asset Value End
   of Period                 10.14     10.11     10.06     10.45     10.75      9.38      9.30      9.21      9.40      9.85
                             =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total Return *                4.53%     3.73%     0.11%     0.50%     4.05%     4.41%     3.50%     0.07%    -0.14%     5.88%
                             =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
RATIOS
Expenses to Avg.
   Net Assets**               1.56%     1.33%     1.31%     1.60%     1.34%     1.41%     1.12%     1.02%     1.53%     1.20%
Net Investment
   Income to Avg
   Net Assets**               3.48%     3.47%     3.40%     2.88%     3.56%     3.33%     3.04%     2.60%     2.49%     4.57%
Portfolio Turnover Rate      30.22%    40.48%    17.84%    31.80%    35.97%    41.49%    11.79%    48.02     86.65%     8.53%
NET ASSETS, END OF PERIOD
(000s omitted)               2,998     3,688     1,791     2,364     2,923     1,358     1,494       983       602.      415.
                             =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Such ratios are after         2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
effect of expenses waived     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
(cents per share rounded):    0.00      0.01      0.02      0.00      0.03      0.00      0.01      0.03      0.00      0.03


                                                  LCSF
                            ------------------------------------------------
                             1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-
PER SHARE DATA              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
--------------              --------  --------  --------  --------  --------
Net Asset Value Beginning
   Of Period                 14.05     13.14     12.67     11.45      9.49
                             -----     -----     -----     -----     -----
Net Investment Income        (0.09)    (0.08)    (0.12)    (0.11)    (0.07)
Net Realized & Unrealized
   Gains                      0.59      1.32      0.59      1.33      2.03
                             -----     -----     -----     -----     -----
Total Income from
   Operations                 0.50      1.24      0.47      1.22      1.96
                             -----     -----     -----     -----     -----
Total Distributions to
   Shareholders              (0.99)    (0.33)     0.00      0.00      0.00
Net Asset Value End
   of Period                 13.56     14.05     13.14     12.67     11.45
                             =====     =====     =====     =====     =====
Total Return *                3.57%     9.44%     3.69%    10.65%    20.65%
                             =====     =====     =====     =====     =====
RATIOS
Expenses to Avg.
   Net Assets**               1.90%     1.84%     1.97%     1.94%     1.68%
Net Investment
   Income to Avg
   Net Assets**              -0.59%    -0.56%    -0.94%    -0.92%    -0.71%
Portfolio Turnover Rate      36.83%    22.95%    14.00%    35.19%    46.31%
NET ASSETS, END OF PERIOD
(000s omitted)               4,422     4,488     4,786     5,014     4,086
                             =====     =====     =====     =====     =====
Such ratios are after         2007      2006      2005      2004      2003
effect of expenses waived     ----      ----      ----      ----      ----
(cents per share rounded):    0.00      0.00      0.00      0.00      0.03

                                                  SCSF                                              INTF
                            ------------------------------------------------  ------------------------------------------------
                             1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-   1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-
PER SHARE DATA              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
--------------              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning
   Of Period                 13.87     14.85     15.43     14.53     10.29     15.62     13.54     11.59      9.74      7.40
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Investment Income        (0.14)    (0.17)    (0.23)    (0.26)    (0.19)     0.09     (0.01)    (0.04)    (0.06)     0.02
Net Realized & Unrealized
   Gains                     (0.33)     2.26      1.04      2.10      4.43      2.36      2.90      1.99      1.91      2.33
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Income from
   Operations                (0.47)     2.09      0.81      1.84      4.24      2.44      2.89      1.95      1.85      2.35
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Distributions to
   Shareholders              (2.02)    (3.07)    (1.39)    (0.94)     0.00     (1.73)    (0.81)     0.00      0.00     (0.01)
Net Asset Value End of
   Period                    11.38     13.87     14.85     15.43     14.53     16.33     15.62     13.54     11.59      9.74
                             =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total Return *               -3.40%    14.22%     5.22%    12.69%    41.21%    15.63%    21.38%    16.82     18.96%    31.85%
                             =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
RATIOS
Expenses to Avg. Net
   Assets**                   1.92%     1.83%     1.96%     1.94%     1.66%     1.92%     1.86%     1.99%     1.96%     1.75%
Net Investment Income to
   Avg Net Assets**          -0.98%    -1.06%    -1.50%    -1.73%    -1.61%     0.51%    -0.06%    -0.34     -0.63%     0.24%
Portfolio Turnover Rate      40.26%    37.46%    23.04%    33.58%    45.72%    18.46%    15.66%    16.23     16.99%    29.10%

NET ASSETS, END OF PERIOD
(000s omitted)               4,041     4,850     5,026     5,551     4,592     5,837     5,378     4,750     4,033     3,032
                             -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Such ratios are after         2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
effect of expenses waived     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
(cents per share rounded):    0.00      0.00      0.00      0.00      0.03      0.00      0.00      0.00      0.00      0.02


                                                   ACF
                            ------------------------------------------------
                             1/1/07-   1/1/06-   1/1/05-   1/1/04-   1/1/03-
PER SHARE DATA              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
--------------              --------  --------  --------  --------  --------
Net Asset Value Beginning
   Of Period                 14.46     14.28     13.25     11.77      9.17
                             -----     -----     -----     -----     -----
Net Investment Income        (0.01)    (0.08)    (0.13)    (0.14)    (0.10)
Net Realized & Unrealized
   Gains                      2.09      1.75      1.70      1.62      2.70
                             -----     -----     -----     -----     -----
Total Income from
   Operations                 2.08      1.67      1.57      1.48      2.60
                             -----     -----     -----     -----     -----
Total Distributions to
   Shareholders              (0.96)    (1.49)    (0.54)     0.00      0.00
Net Asset Value End of
   Period                    15.58     14.46     14.28     13.25     11.77
                             =====     =====     =====     =====     =====
Total Return *               14.45%    11.65%    11.91%    12.55%    28.35%
                             =====     =====     =====     =====     =====
RATIOS
Expenses to Avg. Net
   Assets**                   1.91%     1.89%     2.01%     2.01%     1.77%
Net Investment Income to
   Avg Net Assets**          -0.08%    -0.55%    -0.94%    -1.18%    -0.97%
Portfolio Turnover Rate      19.88%    11.08%    35.48%    28.35%    33.19%

NET ASSETS, END OF PERIOD
(000s omitted)               3,821     3,095     3,445     2,955     2,266
                             -----     -----     -----     -----     -----
Such ratios are after         2007      2006      2005      2004      2003
effect of expenses waived     ----      ----      ----      ----      ----
(cents per share rounded):    0.00      0.00      0.00      0.00      0.03

* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences and/or compounding of multiple distributions.

** Annualized using monthly averages. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying invested funds.

The accompanying notes are an integral part of these financial statements.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 15

                             STAAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

NOTE 1 - ORGANIZATION AND PURPOSE

     STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.

     The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

     The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR General Bond Fund
               STAAR Short Term Bond Fund
               STAAR Larger Company Stock Fund
               STAAR Smaller Company Stock Fund
               STAAR International Fund
               STAAR Alternative Categories Fund

     Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation - Net Asset Value for each portfolio is computed as of the close of business on each business day. New investments received during that day purchase shares of beneficial interest based upon the end-of-day Net Asset Value per share. Included in the end-of-day net assets valuation of each portfolio is the net asset valuation of all invested mutual funds or exchange-traded funds, as provided by a third-party pricing service or published on their respective web-sites or elsewhere. When applicable, securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

     Fixed income securities are valued at prices obtained from a pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. There were no restricted securities owned by any of the portfolios as of December 31, 2007. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all its taxable income and net capital gains each year to its shareholders. As a regulated investment company, the Trust is not subject to income taxes if such distributions are made. Therefore, no federal or state income tax provision is required. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Trust. As of December 31, 2007 the following net capital loss carryforwards existed for federal income tax purposes:

STBF   $9,162   GBF   $6,198

     The above net capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Expiration of the capital loss carry forwards begins in 2010-2013. The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Distributions to shareholders - Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income and realized gain distributions from other funds are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on fixed income securities to conform with accounting principles generally accepted in the United States for mutual funds.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 16

                                DECEMBER 31, 2007

NOTE 3 - SHAREHOLDER TRANSACTIONS

     The declaration of trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in
Note 2. During the years ended December 31, 2007 and 2006, at least 98%, respectively of dividends declared were reinvested by the respective owners of beneficial interest. For the two years ended December 31,2007, transactions in units of beneficial interest were as shown below:

          YEAR ENDED                                  YEAR ENDED 12/31/2006
      ------------------  -----------------------------------------------------------------------------
          12/31/2005                            DISTRIBUTION
            BALANCE              SOLD           REINVESTMENT        REDEMPTIONS           BALANCE
      ------------------  ------------------  ---------------  --------------------  ------------------
FUND   SHARES   DOLLARS    SHARES   DOLLARS   SHARES  DOLLARS   SHARES     DOLLARS    SHARES   DOLLARS
----  -------  ---------  -------  ---------  ------  -------  --------  ----------  -------  --------
GBF   178,165  1,791,038  310,188  3,125,468   9,678   97,638  (133,233) (1,356,867) 364,799  3,657,276
STBF  106,841  1,002,094   81,840    759,346   3,410   31,527   (31,355)   (292,065) 160,736  1,500,901
LCSF  364,352  4,230,474   15,368    210,463   7,313  102,722   (67,504)   (888,630) 319,528  3,655,029
SCSF  338,442  4,142,508   12,188    196,036  63,569  920,059   (64,479)   (985,977) 349,719  4,272,625
INTF  350,923  3,652,151   67,270  1,056,927  16,977  265,145   (90,791) (1,266,588) 344,379  3,707,635
ACF   241,226  2,739,144   16,902    255,404  19,910  287,814   (63,935)   (925,837) 214,104  2,356,525

                                  YEAR ENDED 12/31/2007
      ---------------------------------------------------------------------------
                         DISTRIBUTION
            SOLD         REINVESTMENT        REDEMPTIONS            BALANCE
      ---------------  ---------------  ---------------------  ------------------
FUND  SHARES  DOLLARS  SHARES  DOLLARS    SHARES     DOLLARS    SHARES   DOLLARS
----  ------  -------  ------  -------  ---------  ----------  -------  ---------
GBF   30,888  204,710  12,525  126,653  (112,693)  (1,035,503) 295,519  2,953,136
STBF  61,722  537,049   5,048   47,164   (82,562)   (731,131)  144,943  1,353,983
LCSF  23,231  228,775  22,116  299,838   (38,699)   (452,611)  326,175  3,731,031
SCSF  18,067  141,223  53,483  608,408   (65,973)   (821,415)  355,297  4,200,841
INTF  31,660  365,780  34,017  555,623   (52,656)   (702,035)  357,400  3,927,003
ACF   43,977  557,395  14,240  221,847   (26,997)   (282,489)  245,324  2,853,278

NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

Following is a summary of unrealized gains and losses for each portfolio as of December 31, 2007.


         Cost         Gain       Loss        Net      Market Value
       ---------   ---------   --------   ---------   ------------
GBF    2,946,076      32,102     (1,167)     30,935    2,977,011
STBF   1,346,187       6,520     (1,563)      4,957    1,351,144
LCSF   3,557,924     912,065    (46,164)    865,901    4,423,825
SCSF   3,945,475     455,012   (357,302)     97,710    4,043,185
INTF   3,869,280   1,968,136          0   1,968,136    5,837,416
ACF    2,792,239   1,046,791    (17,469)  1,029,322    3,821,561


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 17

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2007

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     Effective April 1, 1996, the Trust entered into an Investment Advisory Agreement with STAAR Financial Advisors, Inc., a related party (Advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one-year period. This agreement has subsequently been extended annually and currently is effective through April 14, 2008. The Directors considered past investment performance, progress in compliance matters, strategies and economic and market outlook of the Advisor in the renewal process. The advisor furnishes investment management and advisory services for a fee based on average daily net asset value. The fee for each portfolio is in accordance with a fee schedule of .40% for STBF, .50% for GBF, and .90% for all other portfolios.

     The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organizational expenses of the Trust were paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years. Such costs continued to be absorbed by the investment advisor through December 31, 2001, except for certain marketing and other costs associated with the sale and distribution of shares.

     Effective January 1, 2002, the Trust began paying certain operating expenses including custodian, registration, legal and auditing fees, and printing and insurance expenses, and a portion of bookkeeping fees. Remaining bookkeeping fees continued to be absorbed by the investment advisor. Directors' fees of $9,550 and $10,147 in 2007 and 2006 respectively, were also incurred by the Trust.

     Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were also absorbed by the investment advisor. Subsequent to December 31, 2000, the advisor no longer absorbed 12b-1 fees.

     Effective August 2, 2001, the Trust shareholders approved a new 12b-1 arrangement which provided for accrual of fees based upon a daily percentage (.000411% for bond funds and .000548% for stock funds) of the total net asset values. The broker/dealer fees discussed above were paid out of such fee accruals. The balance of the fees was used for marketing and other costs associated with the sale and distribution of shares. Effective January 1, 2002, the Trust changed the 12b-1 daily accrual rate to .000658% for all funds, based upon estimated requirements. In 2003 and in 2004 management revised its estimated resulting liability, and accordingly recorded reductions to 12b-1 expenses. For the years ended December 31, 2007 and 2006 the aggregate net amounts charged to expense for all portfolios were $14,042 and $16,922, respectively.

     Effective January 1, 2004 the Trust entered into a mutual fund service agreement with STAAR Financial Advisors, Inc. under which each portfolio is charged a fee of .38% of average daily net assets for fund accounting and operations, shareholder and transfer agency and compliance services provided. The agreement is reviewed and renewed annually by the Board of Trustees and was effective through December 31, 2007


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 18

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2007

NOTE 5-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (cont.)

Certain affiliated persons holding shares in the six portfolios purchased such shares at Net Asset Value at respective date of purchase. Those affiliated persons held aggregate investments in the respective funds as of December 31, 2007, as follows:

                                                                      SHARES OWNED
                                             -------------------------------------------------------------
                                               GBF       STBF      LCSF       SCSF       INTF        ACF
                                             -------   -------   --------   --------   --------   --------
J. Andre Weisbrod & Family                     5,014     8,957     13,139     14,866     13,717     17,161
Trustees (not including J. Andre Weisbrod)         0       205         36         42         70         69
Employees of Adviser                               0         0        176      2,730        224        193
Other Affiliated Persons                           0         0          0          0          0          0
                                             -------   -------   --------   --------   --------   --------
   TOTAL Number of Shares                      5,014     9,162     13,351     17,638     14,104     17,424
                                             -------   -------   --------   --------   --------   --------

                                                                 VALUE OF SHARES OWNED
J. Andre Weisbrod & Family                   $50,867   $83,981   $178,146   $169,116   $224,046   $267,382
Trustees (not including J. Andre Weisbrod)         0     1,921        493        472      1,147      1,082
Employees of Adviser                               0         0      2,382     31,060      3,661      3,011
Other Affiliated Persons                           0         0          0          0          0          0
                                             -------   -------   --------   --------   --------   --------
   Total Value of Shares Owned                50,867    85,902    181,021    200,648    230,369    271,475
                                             -------   -------   --------   --------   --------   --------

The Trustees authorized the use of a broker-dealer in which the president of the investment advisor served as a registered representative in 2007; as such, the president of the investment advisor may benefit indirectly from the Trust's payment of commissions and 12(b)-1 fees from underlying funds through December 31, 2007.

NOTE 6 - AUDITING AND ACCOUNTING FEES

The following table discloses the fees paid by the Trust for Auditing and other services performed by the Trust's principal accountant.

       AUDIT FEES   AUDIT RELATED   TAX FEES   ALL OTHER FEES     TOT
       ----------   -------------   --------   --------------   ------
2007     24,636         5,161         3,668         476         33,941
2006     21,842         3,537         3,525           0         28,904
         ------         -----         -----         ---         ------
         46,478         8,698         7,193         476         62,845
         ======         =====         =====         ===         ======

NOTE 7 - AVAILABILITY OF ADDITIONAL INFORMATION

Fund Directors: Additional information about the Board of Trustees can be found in the Statement of Additional Information as filed with the SEC. For a copy you may write to Shareholder Services, STAAR Financial Advisors, Inc., 604 McKnight Park Dr., Pittsburgh, PA 15237 or call 412-367-9076 or 1-800-332-7738 PIN 3371.

Proxy Voting Policies: The Proxy Voting Policy and Proxy Voting Record for the most recent 12-month period may be obtained from STAAR Financial Advisors as listed above.

                                      * * *

NON-FINANCIAL STATEMENT NOTES

The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies can be found in the Prospectus and Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

A board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board. The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

     The Board of Trustees has adopted a number of policies adopted to protect shareholders. Details may be found in the Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below. Among these are...

     Fair value Pricing: The Board has adopted a policy and procedures for fair value pricing. However, since the practice of the manager is to purchase securities that are widely traded and easily priced by third party services, the Trust rarely needs to employ this policy.

     Personal transactions policy: Independent Trustees and access persons of the Adviser are required to disclose quarterly any securities transactions they make in securities that are owned by the Trust. Pre-clearance of a personal transaction in a Security required to be approved by regulations must be obtained from the Compliance Officer or a person (Clearing Officer) who has been authorized by the Compliance Officer to pre-clear transactions. A Clearing Officer seeking pre-clearance with respect to his or her own transaction shall obtain such pre-clearance from another Clearing Officer.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 19

     Short-term trading and market timing policy: The board has taken measures to guard against short-term trading and market timing abuses that could adversely affect shareholder value.

     Trading Error Policies and Procedures: The Board has adopted a policy whereby the Advisor addresses any errors that may occur in trading securities for the Funds.

     Bonding: A Fidelity Bond is required to protect shareholders, clients and the firms serving them against inappropriate activities on the part of access persons.

     Anti-Money Laundering: Pursuant to the USA Patriot Act, the Board has adopted a policy governing the "know your client" principle that governs the collection of personal and/or corporate information from investors.

     Business Continuity Plan: The Board has adopted a plan to address disaster management in the event of fire, terrorism, theft, natural disaster or other events that could interrupt the business of the Funds.

     Proxy Voting Policy: The Board has adopted a Proxy Voting Policy.

     Code of Ethics: The Board has adopted a code of ethics.

     Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use. The Trustees have authorized the use of a broker-dealer in which the president of the investment advisor serves as a registered representative; as such, the president of the investment advisor may benefit indirectly from the Trust's payment of commissions and 12(b)-1 fees.

     Detailed information as to securities pricing and the purchase and redemption of shares is found in the Prospectus, which may be obtained from STAAR Investment Trust using the contact information below. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

     Performance data is provided and calculated according to SEC guidelines and formulas may be found in the Statement of Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

     For a Prospectus and/or copy of the Statement of Additional Information or other information, contact Shareholder Services, STAAR Financial Advisors, Inc., 604 McKnight Park Dr., Pittsburgh, PA 15237 or call 412-367-9076 or 1-800-332-7738 PIN 3371.


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 20

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees
Staar Investment Trust

We have audited the statement of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods indicated. These financial statements and selected per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2007, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their selected per share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/ Carson & Co, LLC

Carson & Co, LLC
Sewickley, Pennsylvania
February 20, 2008


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 21

                             STAAR Investment Trust

OFFICES OF THE TRUST
604 McKnight Park Dr.
Pittsburgh, PA 15237

INVESTMENT ADVISOR
STAAR Financial Advisors, Inc.
604 McKnight Park Dr.
Pittsburgh, PA 15237

E-MAIL: staarbase@aol.com
WEB SITE: www.staarfunds.com

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
STAAR Financial Advisors, Inc.
604 McKnight Park Dr.
Pittsburgh, PA 15237

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, OHL 43219

COUNSEL
Thomas Sweeney Jr., Esq.
Sweeney and Associates, PC
P.O. Box 82637
Pittsburgh, PA 15218

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(AUDITORS)
Carson & Co, LLC
201 Village Commons,
Sewickley, PA 15143

TRUSTEES

Jeffrey A. Dewhirst
Sewickley, PA
Investment Banker

Richard Levkoy
Ambridge, PA
Accountant

Thomas J. Smith
Sewickley, PA
Advertising/Marketing Consultant

J. Andre Weisbrod
Wexford, PA
President, STAAR Financial
Advisors, Inc.

VISIT OUR WEB SITE:
www.staarfunds.com
Performance Updates
Prospectus and Forms
Articles and Information
The Funny File
STAAR Cards


STAAR Investment Trust Annual Report 12/31/07        (Published 2/28/08) Page 22